                                                                    EXHIBIT 10.2

                            CHANGE IN TERMS AGREEMENT

  Principal    Loan Date     Maturity    Loan No    Call/Coll  Account  Officer  Initials

$5,000,000.00  08-15-2007   08-14-2008  2000206013     5300    309275     123

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:  ELECSYS CORPORATION; DCI, INC.; and NTG, INC.  Lender:  Bank Midwest N.A.
           846 N. MARTWAY COURT                                    City Center Square Facility
           OLATHE, KS  66061                                       1100 Main, Suite 350
                                                                   Kansas City, MO  64105

Principal Amount:  $5,000,000.00   Initial Rate:  8.500%   Date of Agreement:  August 15, 2007

DESCRIPTION OF EXISTING INDEBTEDNESS.  A Promissory Note dated December 30, 2005 in the amount of  $2,000,000.00,  modified by a Change in Terms  Agreement dated
August 30, 2006.

DESCRIPTION OF COLLATERAL.  Three (3) Commercial  Security  Agreements all dated
December 30, 2005.

DESCRIPTION OF CHANGE IN TERMS.  Increase principal amount from $3,000,000.00 to
$5,000,000.00 and extend maturity date.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 14, 2008. In addition,  Borrower will pay  regular  monthly  payments of all accrued  unpaid  interest  due as of each payment date,  beginning August 29, 2007, with all subsequent  interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an  independent  index which is the Wall Street
Journal Prime Rate.  That is the base rate on corporate loans posted by at least
75% of the nations 30 largest banks on the rate  adjustment  date (the "Index").
The Index is not  necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a  substitute  index after  notifying  Borrower.  Lender will tell  Borrower the current Index rate upon  Borrower's  request.  The interest rate change will not occur more often than each day. Borrower  understands that Lender may make loans based on other  rates as well.  The Index  currently  is 8.250% per  annum.  The interest  rate to be applied to the unpaid  principal  balance  during this loan will be at a rate of 0.250  percentage  points over the Index,  resulting  in an initial  rate of 8.500%  per  annum.  NOTICE:  Under no  circumstances  will the interest  rate on this loan be more than the maximum rate allowed by  applicable law.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original  obligation or obligations,  including all agreements  evidenced or securing  the  obligation(s),  remain  unchanged  and in full force and  effect.
Consent  by Lender to this  Agreement  does not waive  Lender's  right to strict performance of the  obligation(s)  as changed,  nor obligate  Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s),  including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this
Agreement.  If any person who signed the original  obligation does not sign this
Agreement below,  then all persons signing below acknowledge that this Agreement is  given  conditionally,  based  on  the  representation  to  Lender  that  the non-signing  party  consents to the changes and  provisions of this Agreement or otherwise  will not be  released  by it.  This  waiver  applies  not only to any initial  extension,  modification  or release,  but also to all such  subsequent actions.

PRIOR TO SIGNING THIS  AGREEMENT,  EACH  BORROWER  READ AND  UNDERSTOOD  ALL THE
PROVISIONS OF THIS AGREEMENT,  INCLUDING THE VARIABLE  INTEREST RATE PROVISIONS.
EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ELECSYS CORPORATION

By:
   ---------------------------------------------
KARL B. GEMPERLI, President & CEO of ELECSYS CORPORATION

DCI, INC.

By:
   ---------------------------------------------
KARL B. GEMPERLI, President of DCI, INC.

NTG, INC.

By:
   ---------------------------------------------
KARL B. GEMPERLI, Director/ Treasurer of NTG, INC.